UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4786

Ariel Investment Trust
(Exact name of registrant as specified in charter)

200 East Randolph Drive Suite 2900 Chicago, Illinois			60601
(Address of principal executive offices)			(Zip code)

Sheldon R. Stein or Erik D. Ojala 200 East Randolph Drive Suite 2900 Chicago, Illinois 60601
(Name and address of agent for service)

with a copy to: Arthur Don Seyfarth Shaw LLP 55 East Monroe Street Suite 4200 Chicago, Illinois 60603

Registrant’s telephone number, including area code:		(312) 726-0140

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2005

Explanatory note: This filing on Form N-CSR is for Ariel Fund and Ariel Appreciation Fund, two series of Ariel Investment Trust.  Reports for the remaining series of the Ariel Investment Trust may be found in additional filings on Form N-CSR with the Securities and Exchange Commission.

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1)

Investing in small and mid-cap stocks is more risky and more volatile than investing in large cap stocks. For the period ended September 30, 2005, the average annual total returns of Ariel Fund for the one-, five- and ten-year periods were 11.54%, 14.28% and 15.01%, respectively. For the period ended September 30, 2005, the average annual total returns of Ariel Appreciation Fund for the one-, five- and ten-year periods were 11.26%, 11.32% and 14.53%, respectively. All performance assumes reinvestment of dividends and capital gains. Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by visiting our web site, arielmutualfunds.com.

This report candidly discusses a number of individual companies. Our opinions are current as of the date of this report but are subject to change. The information provided in this report is not reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell a particular security.

Investors should consider carefully the investment objectives, potential risks, management fees, and charges and expenses before investing. For a current prospectus which contains this and other information, call 800-292-7435 or visit our web site at arielmutualfunds.com. Please read it carefully before investing or sending money. ©November 2005, Ariel Distributors, Inc., 200 East Randolph Drive, Chicago, IL 60601.

Ariel Investment Trust

P.O. Box 219121

Kansas City, Missouri  64121-9121

800-292-7435

arielmutualfunds.com

Table of Contents

The Patient Investor	2

Company in Focus	5

Company Updates	6

Statistical Summaries	8

Morningstar® Stewardship Grades	11

Annual Report	13

Turtle Talk

Tax forms now available via eDelivery

Did you know you can receive your 2005 Ariel Mutual Funds tax forms (i.e., Form 1099) online via eDelivery? To sign-up for this service, visit arielmutualfunds.com.

Capital Gains Distributions

Ariel Mutual Funds will make its capital gains distributions on November 17, 2005 to shareholders of record as of November 16, 2005. Additionally, in December, both Ariel Fund and Ariel Appreciation Fund will make an income distribution on December 29, 2005 to shareholders of record as of December 28, 2005.  As with all mutual funds, the net asset value (NAV) will drop by the amount of the distribution per share the following day.  You will notice this change in each Fund’s NAV, which is reported daily on our web site arielmutualfunds.com and in the newspaper.

Remember, your account value will not rise or fall as a result of the distribution; rather, you will have more shares of the Fund at a lower price per share. Be sure to log onto our web site at arielmutualfunds.com to review the Funds’ distributions.

NOT PART OF THE ANNUAL REPORT

SEPTEMBER 30, 2005	SLOW AND STEADY WINS THE RACE

“Avoiding these oil slicks has been a sound investment strategy…Oil may be viewed as a precious commodity, but it has not been a great long-term investment.”

Dear Fellow Shareholder: For the quarter ending September 30, 2005, Ariel Fund’s small and mid-sized company holdings gained +1.22%. Year-to-date, Ariel Fund has risen +2.60%. Meanwhile, the mid-cap names comprising Ariel Appreciation Fund earned +1.49% during the quarter and +1.36% so far this year. Against the backdrop of benchmarks super charged by the oil, energy and utility company offshoots that we avoid, the Funds’ relative results appear lackluster. More specifically, the Russell 2500 Value Index gained +3.55% over the last three months and +6.75% since the beginning of the year. By comparison, the even higher octane Russell Midcap Value Index jumped +5.35% during the quarter and an astonishing +11.16% since January. Without the extra gas provided by energy’s astronomical run, the Russell 2500 Value Index’s non-energy performance grew just +2.59% for the quarter and +2.62% on a year-to-date basis.* Similarly, without energy, the Russell Midcap Value Index is up +4.00% over the last three months and a less spectacular +4.19% this year.

When comparing these performance differences at a quick glance, one might speculate that our conservative and disciplined, patient investing philosophy has lost its luster. And yet, we are the same group of committed people, employing the same time-tested strategies that have generated our exemplary long-term track record for nearly 23 years. The people at Morningstar appear to share our view. Recently, they wrote, “How you rate [Ariel’s] returns this year really depends on your perspective. If you focus on relative returns, it’s a disappointing campaign…If you follow the shop’s lead, though, and expect slow, steady returns and an emphasis on preserving capital, it’s doing fine.” As such, we would argue that our relative underperformance is to be expected when: 1) the risky boom and bust prone energy sector has one of its rare “boom” times and the benchmarks morph into one-trick ponies; and 2) the stock market goes straight up—as it has in recent years—with no corresponding “down” period which, of course, is inevitable.

Avoiding Oil Slicks

In one of our favorite books, The Warren Buffett Way, the book’s author, Robert Hagstrom, provides clear insight as to why the world’s greatest investor avoids commodity businesses. In so doing, Hagstrom defines commodity businesses as “low returning businesses and [in the words of Buffett] ‘prime candidates for profit trouble.’” The

* For our analysis, we defined energy according to the Russell sectors: Integrated Oils, Other Energy, and Utilities (excluding Water and Telecom).

ARIELMUTUALFUNDS.COM

author goes on to write, “Since their product is basically no different from anyone else’s, they can only compete on the basis of price…The only way to turn a profit is during periods of tight supply.” So here we have oil—by definition, a classic commodity. Interestingly, although many choose to extrapolate today’s tight oil supply and nosebleed returns well into the future, an excellent editorial in The Wall Street Journal effectively undermines such thinking. The October 8, 2005 piece, available on arielmutualfunds.com, emphatically proclaims, “Reviewing the history of oil market boom and bust confirms that we are in the midst of a classic oil bubble and that prices will eventually fall, perhaps dramatically.” Their rationale? Our country has experienced exactly six energy bubbles since the late 1800s—all of which were characterized by shortages, speculation and high prices. But, as the Journal notes, “In the end, the advent of new technologies and new energy discoveries—all inspired by profit motive—[brought the] crises to an abrupt end, enabling oil and electricity markets to resume their virtuous long-term downward price trend.” And if you are questioning the “long-term downward price trend” and thinking to yourself that $3 gas does not seem cheap—the Journal informs us that “If gasoline cost today what it cost a family in 1900 (relative to income), we would be paying…$10 a gallon at the pump.”

“ …we are the same group of committed people, employing the same time-tested strategies that have generated our long-term track record for nearly 23 years.”

Avoiding these oil slicks has been a sound investment strategy. Recent shortages notwithstanding, the world is not running out of oil. Oil may be viewed as a precious commodity, but it has not been a great long-term investment. In fact, during the most recent bull market, energy rose faster than the market, only to plummet in the subsequent bear market that followed. As the Journal noted recently in another article, “…winning bets on energy can quickly go from prescient to poisonous.” The chart below helps make this case.

Comparative Results During Recent Up and Down Markets

(September 1998-September 2002)(a)

	Bull Market 9/98-8/00	Bear Market 8/00-9/02	Overall Return 9/98-9/02

Ariel Fund	32.2%	21.4%	60.4%
Russell 2500 Value Index	33.6%	1.3%	35.3%
Russell 2500 Value Energy Sectors(b)	48.9%	-2.0%	46.0%

Ariel Appreciation Fund	31.1%	11.0%	45.5%
Russell Midcap Value Index	29.5%	-4.6%	23.6%
Russell Midcap Value Energy Sectors(b)	32.9%	-9.3%	20.5%

Past performance does not guarantee future results.

(a)The periods noted are based upon Value Line market cycle data.

(b)Integrated Oils, Other Energy, and Utilities (Excluding Water and Telecom)

What Goes Up…

Turning to current views on the broader market, we cannot help but notice, yet again, how market sentiment is always anchored by recent experience. As such, if the market has gone up, the expectation is that it will keep doing so. And conversely, when the market falls, the doomsdayers project losses into infinity. Accordingly, these days, the bulls are out en masse. The reason being, for the three years ending September 30, 2005, the Russell 2500 Value Index has averaged a staggering +25.64% return. Staggering because this three year rise has produced roughly twice the annualized return one would generally expect from smaller companies. The Russell Midcap Value Index has done even better—averaging a +26.68% return since September 2002. The less than surprising punch line? This kind of rapid ascent cannot and will not continue indefinitely. As we know all too well, bear markets follow bull markets and bull markets follow the bears. As value investors, our strategy, which seeks to identify out-of-favor, high-quality companies is inherently risk averse. On the

NOT PART OF THE ANNUAL REPORT

flip side, the same conservative stance that insulates our portfolios from market travails, does not generally get swept up in the big market moves that bid up the trendier issues. A look at our historical results clearly demonstrates that in order to benefit from the merits of our unique approach, our strategy is one that is realized over a full market cycle, one with peaks and troughs. While we may not capture all of the upside when the market roars ahead, the downside protection embedded in our strategy has helped drive our excellent long-term results.

Finally, it is worth noting that as we write now in late October, the market has been plagued by three very tough weeks. As is typical of our investment philosophy, we have managed to make up quite a bit of ground and narrow some of the year-to-date differential between our results and those of our primary benchmarks. While there is no way to know if this new quarter is the start of a market shift, we do take comfort in seeing our portfolios behave precisely as we would expect.

“While we may not capture all of the upside when the market roars… our strategy has helped drive our long-term results.”

Portfolio Comings and Goings

During the quarter, we initiated positions in six companies in Ariel Fund: BearingPoint, Inc. (NYSE: BE), a global information technology services provider; Bio-Rad Laboratories, Inc. (AMEX: BIO), a provider of life science research and clinical diagnostics; Career Education Corp. (NASDAQ: CECO), a for-profit education provider; Investors Financial Services Corp. (NASDAQ: IFIN), an asset management services provider; McClatchy Co. (NYSE: MNI), a newspaper publisher; and TD Banknorth Inc. (NYSE: BNK), the largest bank headquartered in New England. Additionally, we exited carpet-tile maker, Interface, Inc. (NASDAQ: IFSIA), to pursue other compelling opportunities.

Meanwhile, Career Education Corp. also was added to Ariel Appreciation Fund’s portfolio. However, we exited MBNA Corp. (NYSE: KRB) on the news of its sale to Bank of America Corp. (NYSE: BAC).

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can contact us directly at email@arielmutualfunds.com.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and CEO	President

800-292-7435

Company in Focus

Career Education Corporation (NASDAQ: CECO)

2895 Greenspoint Parkway, Suite 600

Hoffman Estates, IL  60195

847-781-3600

www.careered.com

Breadth of Offerings

Founded in 1994, Career Education has become the world’s second-largest provider of for-profit higher education, generating almost $2 billion in revenues annually. Its 81 schools, colleges and universities, along with an expanding online program, offer comprehensive curriculums ranging from business, culinary arts, health care and fashion design to master’s and doctoral degrees. Career Education boasts an impressive track record—since going public in 1998, the company has achieved record revenue and net income every quarter.

Quality Education

Through new campus openings and multiple acquisitions, the company has built a strong franchise. For example, culinary arts school, Le Cordon Bleu, carries a prestigious reputation and is synonymous with expertise, high-quality and innovation. Other well-known institutions include American InterContinental University and the Katharine Gibbs School. Equally committed to technology, Career Education has a cutting-edge online curriculum. Although revenues from its online segment comprise less than a quarter of total revenues, its online business generated 40 percent of Career Education’s profits. Not only do online classes offer students greater flexibility, they also positively impact the company’s bottom line since these classes are typically higher priced than traditional classes.

Challenges

Despite its successes, Career Education faces a number of challenges. Since 2003, the company has been beset by federal and state investigations regarding its recruiting and financial practices at individual schools as well as its corporate offices. The company has been accused of overstating enrollment numbers, inflating revenues and cash flows as well as artificially boosting job placement rates. Despite critics, we remain confident in the company’s business model, financial condition and educational offerings.

Compelling Value

As a result of investigations, Career Education’s stock price has fallen 50 percent from its June 2004 high. We saw this drop as a terrific buying opportunity and initiated a position in July.

As of September 30, 2005, the stock traded at $35.56, a 42% discount to our $61 estimate of Career Education’s intrinsic worth.

NOT PART OF THE ANNUAL REPORT

Company Updates

BearingPoint, Inc. (NYSE: BE)
1676 International Drive
McLean, VA 22102
866-276-4768
www.bearingpoint.com

BearingPoint is a global information technology services provider offering clients a range of services including management consulting, technology services and systems integration. Spun off from KPMG in 2000, today the company has approximately 16,000 employees serving clients in 40 countries.

One of the company’s distinct competitive advantages is its experience managing government business. Government contracts are on the rise, and BearingPoint’s expertise in this arena provides an important revenue stream. Additionally, the company has earned a reputation for attracting and retaining key clients. Currently, BearingPoint services approximately a third of the Fortune 1000 and Global 2000 companies. In fiscal 2003, the company retained 98% of its top 100 clients.

Of late, BearingPoint’s stock has taken a hit because of analyst concerns over liquidity, delayed audits and management changes. We saw the decline as an opportunity to buy. With the hiring of seasoned Chief Executive Harry L. You, a former Chief Financial Officer at Accenture, and the expected release of financial statements in late 2005, we believe the company will strengthen its market position along with its balance sheet. Additionally, the company has proven its ability to win new business during times of uncertainty, an important competitive advantage. As of September 30, 2005, the stock traded at $7.59, a 41% discount to our private market value estimate of $13.

Energizer Holdings, Inc. (NYSE: ENR)
533 Maryville University Drive
St. Louis, MO 63141
800-383-7323
www.energizer.com

Originally known for its long-lasting batteries and catchy marketing campaigns—such as the Energizer bunny—Energizer transformed itself into a global consumer products powerhouse with the acquisition of Schick-Wilkinson Sword in 2003. More specifically, the company has rolled out high-quality products including Intuition, Quattro and Quattro for Women razors, enabling Energizer to gain market share.

Energizer has well-known brands, strong relationships with retailers and an extensive global distribution network. Additionally, management has done an excellent job enhancing shareholder value—repurchasing more than $1 billion worth of the company’s stock since 2001. Investors rewarded these efforts handsomely, bidding up shares 100% since mid-2003.

Lately, the stock has struggled. After trading at near 52-week highs this past July, it slid 12% in September despite the absence of negative news. We attribute the drop to two factors. First, the stock appreciated when Procter & Gamble announced its acquisition of Gillette, prompting the investment community to predict a similar event for Energizer. As Energizer proved an unlikely takeover target, its stock price pulled back. Second, a handful of Wall Street sell-side analysts downgraded Energizer on fears of rising raw material and distribution costs. Despite short-term issues, we believe in Energizer’s creative leadership and promising future. As of September 30, 2005, Energizer traded at $56.70, an 18% discount to our private market value estimate of $69.

ARIELMUTUALFUNDS.COM

Franklin Resources, Inc. (NYSE: BEN)

1 Franklin Parkway

Building 970, 1st Floor

San Mateo, CA 94403

800-632-2350

www.franklintempleton.com

With approximately $450 billion in assets under management, Franklin Resources is one of the largest publicly- traded asset managers. The company boasts an impressive line-up of brands including Franklin, Templeton, Mutual Series, Bissett, Darby Overseas and Fiduciary Trust. This robust portfolio provides investors a range of choices including international and domestic equities, bonds and alternative investment options such as private equity.

One of the company’s strengths is its international franchise. With a geographic reach across 29 countries combined with well-known brands, Franklin Resources is well-positioned to attract additional foreign capital—which analysts project will fuel growth across the asset management industry. Additionally, as of September 30, 2005, over 70% of Franklin’s long-term mutual fund assets were in funds ranked in the upper half of their respective Lipper peer groups for the one-, three-, five- and ten-year periods. Solid results and a commitment to quality have led to strong cash inflows. In addition, the company has built a superb balance sheet with a sizeable cash balance that provides substantial financial flexibility.

We remain confident in the company’s strong business fundamentals and future. As of September 30, 2005, the company’s stock traded at $83.96 per share, a 15% discount to our private market value estimate of $99.

The McClatchy Company (NYSE: MNI)

2100 Q Street

Sacramento, CA 95816

916-321-1846

www.mcclatchy.com

Founded in 1857 with a single newspaper, today The McClatchy Company is a leading print and Internet publisher operating in Minnesota, California, the Carolinas and the Northwest. Its 12 daily and 17 community newspapers are read by over 1.4 million people daily, with circulation jumping to 1.9 million on Sundays.

The company champions quality journalism, community service and free speech. These commitments have won McClatchy 13 Pulitzer Prizes, with the most recent being awarded this year to its original paper, The Sacramento Bee. Additionally, many of McClatchy’s papers and web sites are among the most popular in the communities they serve, affording the company important competitive advantages in terms of attracting advertisers and increasing circulation.

Recently, the stock has been hurt by analyst concerns over the slowdown in the ad industry—particularly in retail and automotive advertising. The malaise is a real issue, yet McClatchy has led its peers in advertising sales. Additionally, leadership has been proactive in moving news reporting to the web to attract customers and increase channels for advertisers. This September, in a visible commitment to shareholders, management announced a share buyback program.

We remain confident in McClatchy’s business fundamentals, long-term perspective and leadership. As of September 30, 2005, the stock traded at $65.23, a 20% discount to our private market value estimate of $81.

NOT PART OF THE ANNUAL REPORT

Ariel Fund Statistical Summary (ARGFX)

					Earnings Per Share			P/E Calendar
					2004	2005	2006	2004	2005	2006	Market
	Ticker	Price	52-Week Range		Actual	Estimated	Estimated	Actual	Estimated	Estimated	Cap.
Company	Symbol	11/7/05	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)
Journal Register Co.	JRC	16.50	15.01	19.67	1.24	1.13	1.15	13.3	14.6	14.3	673
Bob Evans Farms, Inc.	BOBE	22.50	19.91	26.45	1.43	0.84	1.13	15.7	26.8	19.9	798
Horace Mann Educators Corp.	HMN	19.67	15.86	20.80	1.05	1.81	1.74	18.7	10.9	11.3	844
S&T Bancorp, Inc.	STBA	37.94	33.23	40.52	2.03	2.22	2.34	18.7	17.1	16.2	996
Invacare Corp.	IVC	35.35	33.18	52.32	2.40	2.13	2.56	14.7	16.6	13.8	1,120
Matthews International Corp.	MATW	36.62	31.54	41.86	1.76	1.92	2.14	20.8	19.1	17.1	1,172
Radio One, Inc.	ROIAK	11.13	10.95	16.43	0.40	0.56	0.65	27.8	19.9	17.1	1,177
Sotheby’s Holdings, Inc.	BID	16.01	13.47	18.84	0.55	0.81	0.86	29.1	19.8	18.6	1,207
Greater Bay Bancorp	GBBK	26.06	22.35	31.25	1.59	1.53	1.65	16.4	17.0	15.8	1,315
Chittenden Corp.	CHZ	28.93	23.85	30.28	1.63	1.77	1.88	17.7	16.3	15.4	1,347
Brady Corp.	BRC	30.21	26.30	35.70	1.46	1.72	1.88	20.7	17.6	16.1	1,384
Anixter International Inc.	AXE	37.27	31.16	42.16	1.69	2.33	2.66	22.1	16.0	14.0	1,426
BearingPoint, Inc.	BE	7.24	4.65	9.98	0.24	0.17	0.36	30.2	42.6	20.1	1,442
Bio-Rad Laboratories, Inc.	BIO	59.50	46.54	62.58	3.18	3.45	3.86	18.7	17.2	15.4	1,554
Valassis Communications, Inc.	VCI	31.20	30.46	40.80	1.89	2.01	2.21	16.5	15.5	14.1	1,557
DeVry Inc.	DV	23.80	14.66	24.48	0.57	0.47	0.68	41.8	50.6	35.0	1,679
Andrew Corp.	ANDW	10.42	10.11	15.49	0.49	0.47	0.56	21.3	22.2	18.6	1,693
Waddell & Reed Financial, Inc.	WDR	20.29	16.51	24.46	1.25	1.12	1.27	16.2	18.1	16.0	1,699
American Greetings Corp.	AM	26.03	22.31	28.16	1.84	1.68	1.84	14.1	15.5	14.1	1,711
Sybron Dental Specialties, Inc.	SYD	42.73	32.75	43.23	1.67	1.95	2.18	25.6	21.9	19.6	1,724
Jones Lang LaSalle Inc.	JLL	50.28	31.50	52.00	2.27	2.72	3.14	22.1	18.5	16.0	1,751
Lee Enterprises, Inc.	LEE	40.48	37.36	48.85	1.99	2.01	2.04	20.3	20.1	19.8	1,841
Assured Guaranty Ltd.	AGO	24.98	17.10	25.60	1.87	2.46	2.21	13.4	10.2	11.3	1,879
Herman Miller, Inc.	MLHR	27.94	23.48	32.97	0.74	1.24	1.60	37.8	22.5	17.5	1,929
IDEX Corp.	IEX	41.33	36.50	45.36	1.68	2.07	2.40	24.6	20.0	17.2	2,134
Harte-Hanks, Inc.	HHS	25.45	24.96	31.47	1.11	1.32	1.46	22.9	19.3	17.4	2,145
Steelcase, Inc.	SCS	14.41	12.21	14.99	0.00	0.44	0.78	NM	32.8	18.5	2,147
Certegy Inc.	CEY	39.04	32.35	41.01	1.71	1.82	2.08	22.8	21.5	18.8	2,425
Investors Financial Services Corp.	IFIN	39.61	30.64	53.44	2.09	2.12	2.35	19.0	18.7	16.9	2,574
J.M. Smucker Co.	SJM	45.68	43.54	51.65	2.58	2.73	2.98	17.7	16.7	15.3	2,669
Hewitt Associates, Inc., Class A	HEW	26.58	23.94	32.30	1.31	1.32	1.54	20.3	20.1	17.3	2,869
Sky Financial Group, Inc.	SKYF	28.22	25.45	29.25	1.77	1.66	2.00	15.9	17.0	14.1	3,042
McClatchy Co.	MNI	65.50	61.38	76.05	3.37	3.46	3.68	19.4	18.9	17.8	3,060
Markel Corp.	MKL	319.10	307.00	373.00	15.77	9.30	25.16	20.2	34.3	12.7	3,127
A.G. Edwards, Inc.	AGE	42.60	36.75	47.00	2.38	2.89	3.28	17.9	14.7	13.0	3,267
HCC Insurance Holdings, Inc.	HCC	32.05	21.20	32.95	1.58	1.73	2.56	20.3	18.5	12.5	3,388
Career Education Corp.	CECO	34.82	28.73	43.09	1.76	2.28	2.59	19.8	15.3	13.4	3,411
Energizer Holdings, Inc.	ENR	48.82	44.99	65.44	3.48	3.87	4.32	14.0	12.6	11.3	3,464
Hasbro, Inc.	HAS	19.65	17.72	22.35	1.08	1.18	1.28	18.2	16.7	15.4	3,505
ServiceMaster Co.	SVM	12.25	12.11	14.28	0.59	0.65	0.72	20.8	18.8	17.0	3,561
Janus Capital Group Inc.	JNS	18.32	12.75	18.45	0.60	0.52	0.71	30.5	35.2	25.8	3,952

800-292-7435

(Unaudited)

					Earnings Per Share			P/E Calendar
					2004	2005	2006	2004	2005	2006	Market
	Ticker	Price	52-Week Range		Actual	Estimated	Estimated	Actual	Estimated	Estimated	Cap.
Company	Symbol	11/7/05	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)
McCormick & Co., Inc.	MKC	30.04	28.95	39.14	1.55	1.61	1.77	19.4	18.7	17.0	4,021
Interpublic Group of Cos., Inc.	IPG	10.46	10.05	13.80	(1.88)	(0.13)	0.13	NM	NM	80.5	4,499
ARAMARK Corp.	RMK	25.72	23.40	28.67	1.57	1.68	1.93	16.4	15.3	13.3	4,680
TD Banknorth Inc.	BNK	29.20	26.00	32.35	2.28	2.48	2.59	12.8	11.8	11.3	5,067
IMS Health Inc.	RX	23.49	21.65	28.60	1.21	1.39	1.52	19.4	16.9	15.5	5,443
Popular, Inc.	BPOP	20.91	19.78	29.00	1.80	1.90	2.01	11.6	11.0	10.4	5,592
Omnicare, Inc.	OCR	54.34	28.70	57.00	2.34	2.59	3.43	23.2	21.0	15.8	5,737
Fisher Scientific International Inc.	FSH	57.60	53.05	67.50	3.14	3.79	4.26	18.3	15.2	13.5	7,023

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. Radio One estimates are before depreciation and amortization. Energizer, Harte-Hanks and ServiceMaster’s estimates are before amortization. All estimates of future earnings per share shown in this table solely represent the projection of Ariel Capital Management, LLC research analysts as of November 7, 2005 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and November 7, 2005 stock price. NM=Not Meaningful.

NOT PART OF THE ANNUAL REPORT

Ariel Appreciation Fund Statistical Summary (CAAPX)	(Unaudited)

					Earnings Per Share			P/E Calendar
					2004	2005	2006	2004	2005	2006	Market
	Ticker	Price	52-Week Range		Actual	Estimated	Estimated	Actual	Estimated	Estimated	Cap.
Company	Symbol	11/7/05	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)
Harte-Hanks, Inc.	HHS	25.45	24.96	31.47	1.11	1.32	1.46	22.9	19.3	17.4	2,145
McClatchy Co.	MNI	65.50	61.38	76.05	3.37	3.46	3.68	19.4	18.9	17.8	3,060
Career Education Corp.	CECO	34.82	28.73	43.09	1.76	2.28	2.59	19.8	15.3	13.4	3,411
ServiceMaster Co.	SVM	12.25	12.11	14.28	0.59	0.65	0.72	20.8	18.8	17.0	3,561
Janus Capital Group Inc.	JNS	18.32	12.75	18.45	0.60	0.52	0.71	30.5	35.2	25.8	3,952
Dun & Bradstreet Corp.	DNB	64.60	54.90	67.42	2.98	3.48	3.97	21.7	18.6	16.3	4,289
Interpublic Group of Cos., Inc.	IPG	10.46	10.05	13.80	(1.88)	(0.13)	0.13	NM	NM	80.5	4,499
Equifax Inc.	EFX	34.88	26.50	38.07	1.61	1.83	2.01	21.7	19.1	17.4	4,530
ARAMARK Corp.	RMK	25.72	23.40	28.67	1.57	1.68	1.93	16.4	15.3	13.3	4,680
TD Banknorth Inc.	BNK	29.20	26.00	32.35	2.28	2.48	2.59	12.8	11.8	11.3	5,067
Mohawk Industries, Inc.	MHK	81.18	74.55	94.72	5.46	5.60	6.61	14.9	14.5	12.3	5,430
IMS Health Inc.	RX	23.49	21.65	28.60	1.21	1.39	1.52	19.4	16.9	15.5	5,443
Popular, Inc.	BPOP	20.91	19.78	29.00	1.80	1.90	2.01	11.6	11.0	10.4	5,592
Omnicare, Inc.	OCR	54.34	28.70	57.00	2.34	2.59	3.43	23.2	21.0	15.8	5,737
Mattel, Inc.	MAT	15.55	14.52	21.64	1.21	1.10	1.13	12.9	14.1	13.8	6,279
Black & Decker Corp.	BDK	86.56	75.70	93.71	5.40	6.90	7.55	16.0	12.5	11.5	6,965
Fisher Scientific International Inc.	FSH	57.60	53.05	67.50	3.14	3.79	4.26	18.3	15.2	13.5	7,023
H&R Block, Inc.	HRB	23.74	22.99	30.00	1.61	2.04	2.30	14.7	11.6	10.3	7,707
Ambac Financial Group, Inc.	ABK	74.85	62.20	84.73	6.31	6.39	7.03	11.9	11.7	10.6	8,006
Clorox Co.	CLX	54.35	52.50	66.04	2.91	3.14	3.18	18.7	17.3	17.1	8,191
MBIA Inc.	MBI	61.90	49.07	65.21	5.25	5.57	6.09	11.8	11.1	10.2	8,297
T. Rowe Price Group, Inc.	TROW	67.61	54.19	68.04	2.51	3.12	3.53	26.9	21.7	19.2	8,836
Pitney Bowes Inc.	PBI	40.61	40.59	47.50	2.54	2.70	2.94	16.0	15.0	13.8	9,294
Tribune Co.	TRB	33.68	30.64	44.32	2.24	2.15	2.20	15.0	15.7	15.3	10,374
Northern Trust Corp.	NTRS	51.99	41.60	54.27	2.32	2.59	2.96	22.4	20.1	17.6	11,347
Johnson Controls, Inc.	JCI	69.50	52.57	69.99	4.21	4.64	5.31	16.5	15.0	13.1	13,382
YUM! Brands, Inc.	YUM	50.88	43.42	53.79	2.36	2.64	2.90	21.6	19.3	17.5	14,402
Omnicom Group Inc.	OMC	83.30	75.75	91.48	3.89	4.38	4.92	21.4	19.0	16.9	15,020
Cendant Corp.	CD	18.22	17.04	23.05	1.78	1.32	1.51	10.2	13.8	12.1	18,664
Accenture Ltd	ACN	26.41	21.00	27.60	1.30	1.49	1.58	20.3	17.7	16.7	22,709
Franklin Resources, Inc.	BEN	91.64	61.02	92.25	3.21	4.22	4.78	28.5	21.7	19.2	23,058
Baxter International Inc.	BAX	37.94	31.30	41.07	1.69	1.93	2.19	22.4	19.7	17.3	23,660
Schering-Plough Corp.	SGP	19.90	17.67	22.53	0.06	0.47	0.79	NM	42.3	25.2	29,410
St. Paul Travelers Cos., Inc.	STA	45.79	33.70	46.45	4.20	3.90	5.14	10.9	11.7	8.9	31,707
Carnival Corp.	CCL	52.39	45.78	58.98	2.22	2.72	3.17	23.6	19.3	16.5	33,379

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. Harte-Hanks and ServiceMaster estimates are before amortization. All estimates of future earnings per share shown in this table solely represent the projection of Ariel Capital Management, LLC research analysts as of November 7, 2005 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and November 7, 2005 stock price. NM=Not Meaningful.

ARIELMUTUALFUNDS.COM

Morningstar® Stewardship Grades

Slow and Steady Makes The Grade

At Ariel Mutual Funds, we value excellence in every aspect of our business. As such, we are pleased that Morningstar is now reporting Stewardship Grades. As Morningstar describes, these grades go beyond a typical review of strategy, risk and return, and offer shareholders another way to evaluate fund companies and their portfolio managers. These ratings evaluate the extent to which a firm is aligning its interests with those of its shareholders.

As your investment partner, we are pleased to report that both Ariel Fund and Ariel Appreciation Fund received Morningstar’s highest Stewardship Grade—an overall Grade of A. In addition, the Funds earned a rating of “Excellent” in four out of five categories. Below is a breakdown by category.

Morningstar Stewardship GradeSM as of 9/30/05

	Overall Grade	Regulatory Issues	Board Quality	Manager Incentives	Fees	Corporate Culture

Ariel Fund	A	Excellent	Excellent	Excellent	Fair	Excellent

Ariel Appreciation Fund	A	Excellent	Excellent	Excellent	Fair	Excellent

The Stewardship Grade is determined using some quantitative measures, but is primarily based on qualitative information gathered by Morningstar fund analysts. Each fund is assigned a letter grade from A (best) to F (worst). All funds are graded on an absolute basis. Morningstar analysts’ evaluation of the following five components determines the grade for each fund: Regulatory Issues, Board Quality, Manager Incentives, Fees and Corporate Culture. Each component is worth a maximum of 2 points, for a total, overall score of 10 possible points. Points for each component are awarded in increments as small as 0.5. With the exception of Regulatory Issues, the minimum score a fund can receive in each component is zero. For Regulatory Issues, the lowest possible score is –2. Each component score corresponds to one of the following qualitative terms: Excellent = 2 points; Good = 1.5 points; Fair = 1 point; Poor = 0.5 points; Very Poor = 0 points or fewer. The overall Stewardship Grade is based on the sum of the five component scores: A: 9 - 10 points; B: 7 - 8.5 points; C: 5 - 6.5 points; D: 3 - 4.5 points; F: 2.5 points or fewer. Morningstar does not guarantee the accuracy of this information.

NOT PART OF THE ANNUAL REPORT

Slow and Steady Wins the Race

Annual Report

September 30, 2005

Ariel Fund      Ariel Appreciation Fund

Investing in small and mid-cap stocks is more risky and more volatile than investing in large cap stocks. For the period ended September 30, 2005, the average annual total returns of Ariel Fund for the one-, five- and ten-year periods were 11.54%, 14.28% and 15.01%, respectively. For the period ended September 30, 2005, the average annual total returns of Ariel Appreciation Fund for the one-, five- and ten-year periods were 11.26%, 11.32% and 14.53%, respectively. All performance assumes reinvestment of dividends and capital gains. Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by visiting our web site, arielmutualfunds.com.

This report candidly discusses a number of individual companies. Our opinions are current as of the date of this report but are subject to change. The information provided in this report is not reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell a particular security.

Investors should consider carefully the investment objectives, potential risks, management fees, and charges and expenses before investing. For a current prospectus which contains this and other information, call 800-292-7435 or visit our web site at arielmutualfunds.com. Please read it carefully before investing or sending money. ©November 2005, Ariel Distributors, Inc., 200 East Randolph Drive, Chicago, IL 60601.

Ariel Investment Trust

P.O. Box 219121

Kansas City, Missouri  64121-9121

800-292-7435

arielmutualfunds.com

Table of Contents

Ariel Fund
Management Discussion	16
Performance Summary	17
Schedule of Investments	18

Ariel Appreciation Fund
Management Discussion	20
Performance Summary	21
Schedule of Investments	22

Statements of Assets & Liabilities	24

Statements of Operations	25

Statements of Changes in Net Assets	26

Financial Highlights	27

Notes to the Financial Statements	28

Report of Independent Registered Public Accounting Firm	31

Fund Expense Example	32

Important Supplemental Information	33

Board of Trustees	34

Officers	36

Ariel Fund	ARGFX

Management Discussion

Q:          How did Ariel Fund perform against its benchmark?

A:           For the quarter ended September 30, 2005, Ariel Fund gained +1.22%. By comparison, the Russell 2500 Value Index returned +3.55%. For the year ended September 30, 2005, Ariel Fund posted +11.54% and the Russell 2500 Value Index increased +21.31%.

Q:          What drove Ariel Fund’s performance?

A:           As we have described in previous quarterly communications, commodity stocks and energy-related holdings have led the market over the past two years. We consciously avoid these types of securities because we believe they are volatile and unpredictable. As such, our lack of energy exposure negatively impacted performance both over the quarter and for the year ended September 30, 2005.

Over the past twelve months, Health Care issues strengthened overall performance. Omnicare’s (NYSE: OCR) earnings increased due to positive reaction to its acquisition of NeighborCare and the expected operating efficiencies of the combined entity. The Fund also profited from the sale of Neiman Marcus when the retailer was purchased by a private equity group. Offsetting positive results were weak returns from media companies, specifically, Lee Enterprises (NYSE: LEE), Journal Register (NYSE: JRC) and Radio One (NASDAQ: ROIAK), all of which suffered from continued malaise in the advertising industry.

Over the quarter ended September 30, 2005, the Fund’s Health Care and Financial Services holdings contributed positively to returns. Omnicare’s earnings lifted the Fund’s quarterly results. Similarly, HCC Insurance Holdings (NYSE: HCC) benefited by a growing European franchise and its mitigation of significant hurricane losses through reinsurance. The Fund’s performance was offset by select holdings which gave up gains from earlier in the year. Energizer (NYSE: ENR) slid due to concerns over rising raw material and distribution costs, and Harte-Hanks (NYSE: HHS) traded down due to investor fears of slowing growth. We still believe in the business fundamentals of these companies and continue to hold them in our portfolio.

Q:          What stocks did Ariel Fund buy or sell during the quarter?

A:           For the quarter ended September 30, 2005, we purchased six new holdings: BearingPoint (NYSE: BE), a global information technology services provider; Bio-Rad Laboratories (AMEX: BIO), a provider of life science research and clinical diagnostics; Career Education (NASDAQ: CECO), a for-profit education provider; Investors Financial Services (NASDAQ: IFIN), an asset management services provider; McClatchy Co. (NYSE: MNI), a newspaper publisher; and TD Banknorth (NYSE: BNK), the largest bank headquartered in New England. We exited the Fund’s position in Interface (NASDAQ: IFSIA), a carpet-tile maker, to pursue other compelling opportunities.

Q:          What is Ariel Fund’s longer-term track record?

A:           Reflecting the longer time horizon, Ariel Fund’s ten-year average annual total return of +15.01% surpassed the Russell 2500 Value Index, which gained +14.22% over the same ten-year period.

We believe our long-term performance is driven by our disciplined investment approach; stock selection across industries where Ariel has experience and our commitment to investing in companies that we believe are selling at excellent values. We continue to adhere to this philosophy in the management of the Fund.

800-292-7435

Ariel Fund Performance Summary	Inception: November 6, 1986

About the Fund

Ariel Fund seeks long-term capital appreciation by investing in undervalued companies in consistent industries that show strong potential for growth. The Fund looks for issuers that provide quality products or services. To capture anticipated growth, the Fund holds investments for a relatively long period—usually three to five years. The Fund primarily invests in companies with market capitalizations between $500 million and $5 billion at the time of initial purchase.

Composition of Equity Holdings

	Ariel Fund†	Russell 2500 Value Index	S&P 500 Index

Financial Services	34.1%	33.8%	21.1%

Consumer Discretionary & Services	33.6%	12.6%	12.2%

Producer Durables	10.1%	5.9%	4.3%

Health Care	8.4%	4.0%	12.9%

Materials & Processing	4.9%	11.3%	3.3%

Consumer Staples	4.5%	3.0%	7.5%

Technology	4.4%	8.7%	13.8%

Utilities	0.0%	11.2%	7.4%

Other Energy	0.0%	4.8%	3.7%

Autos & Transportation	0.0%	3.5%	2.3%

Other	0.0%	1.1%	5.0%

Integrated Oils	0.0%	0.0%	6.5%

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition

Equity	94.7%
Cash & Other	5.3%

Average Annual Total Returns as of Sept. 30, 2005 (assumes reinvestment of dividends and capital gains)*

	3rd Quarter	YTD	1 Year	3 Year	5 Year	10 Year	Life of Fund

Ariel Fund	+1.22%	+2.60%	+11.54%	+17.66%	+14.28%	+15.01%	+14.01%
Russell 2500 Value Index	+3.55%	+6.75%	+21.31%	+25.64%	+15.11%	+14.22%	+13.52%
Russell 2500 Index	+4.89%	+6.19%	+21.29%	+24.91%	+7.94%	+11.63%	+12.17%
S&P 500 Index	+3.60%	+2.77%	+12.25%	+16.72%	-1.49%	+9.49%	+11.44%

Past performance does not guarantee future results.

The Value of a $10,000 Investment in Ariel Fund

Top Ten Holdings

1                 Hewitt Associates, Inc.

Human resources outsourcing and consulting firm

2                 Markel Corp.

Specialty insurance provider

3                 HCC Insurance Holdings, Inc.

Global provider of specialized property and casualty insurance

4                 ARAMARK Corp.

Global provider of outsourcing services

5                 Omnicare, Inc.

Pharmacy services provider to long-term care facilities

6                 IDEX Corp.

Industrial product manufacturer

7                 Energizer Holdings, Inc.

Consumer battery and razor manufacturer

8                 Jones Lang LaSalle Inc.

Real estate services and money management firm

9                 Interpublic Group of Cos., Inc.

Global advertising conglomerate

10          Assured Guaranty Ltd.

Financial guarantor

*The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2500 Value Index measures the performance of small and mid-sized, value-oriented companies with low price-to-earnings ratios. The Russell 2500 Index measures the performance of small and mid-sized companies. The S&P 500 is a broad market-weighted index dominated by large cap stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

SEPTEMBER 30, 2005 ANNUAL REPORT

Ariel Fund Schedule of Investments

Number of Shares	COMMON STOCKS—94.73%	Cost	Market Value

	Consumer Discretionary & Services—31.78%
3,407,075	American Greetings Corp., Class A	$46,101,113	$93,353,855
5,798,700	ARAMARK Corp., Class B	152,549,415	154,883,277
3,536,208	Bob Evans Farms, Inc. ††	79,068,244	80,307,284
3,437,050	Career Education Corp. *	129,975,789	122,221,498
2,165,300	DeVry Inc. *	39,650,933	41,248,965
1,008,224	Fisher Scientific International Inc. *	50,201,847	62,560,299
3,053,200	Harte-Hanks, Inc.	71,147,624	80,696,076
6,473,400	Hasbro, Inc.	106,787,492	127,202,310
6,902,650	Hewitt Associates, Inc., Class A * ††	180,296,528	188,304,292
11,376,000	Interpublic Group of Cos., Inc. *	144,783,781	132,416,640
2,093,200	Journal Register Co. ††	40,815,228	33,867,976
2,530,400	Lee Enterprises, Inc.	88,206,203	107,491,392
801,200	Matthews International Corp., Class A	17,354,553	30,277,348
642,100	McClatchy Co., Class A	40,382,590	41,884,183
5,654,800	Radio One, Inc., Class D *	77,404,785	74,360,620
7,084,600	ServiceMaster Co.	82,551,313	95,925,484
3,269,750	Valassis Communications, Inc. * ††	97,471,899	127,454,855
		1,444,749,337	1,594,456,354
	Consumer Staples—4.27%
2,004,153	J.M. Smucker Co.	79,736,085	97,281,587
3,587,300	McCormick & Co., Inc.	94,586,535	117,053,599
		174,322,620	214,335,186
	Financial Services—32.28%
1,982,100	A.G. Edwards, Inc.	69,247,985	86,835,801
5,359,850	Assured Guaranty Ltd. ††	114,126,438	128,261,210
1,197,300	Certegy Inc.	39,339,487	47,915,946
1,874,150	Chittenden Corp.	51,720,954	49,683,716
1,519,450	Greater Bay Bancorp	44,185,338	37,439,248
6,158,100	HCC Insurance Holdings, Inc. ††	125,447,925	175,690,593
3,918,975	Horace Mann Educators Corp. ††	73,247,930	77,517,326
3,891,800	Investors Financial Services Corp. ††	137,348,380	128,040,220
7,364,300	Janus Capital Group Inc.	100,981,477	106,414,135
3,008,900	Jones Lang LaSalle Inc. ††	64,325,682	138,589,934
543,125	Markel Corp. * ††	135,987,739	179,502,813
4,810,500	Popular, Inc.	123,813,522	116,510,310
1,174,900	S&T Bancorp, Inc.	41,591,142	44,411,220
2,518,750	Sky Financial Group, Inc.	70,697,529	70,802,063
4,377,000	Sotheby’s Holdings, Inc., Class A *	56,830,398	73,183,440
2,793,350	TD Banknorth Inc.	84,679,688	84,191,569
3,869,200	Waddell & Reed Financial, Inc., Class A	79,622,976	74,907,712
		1,413,194,590	1,619,897,256
	Health Care—7.95%
128,600	Bio-Rad Laboratories, Inc., Class A *	6,683,012	7,071,714
3,054,675	IMS Health Inc.	70,319,926	76,886,170
2,609,475	Invacare Corp. ††	96,319,330	108,736,823
2,670,800	Omnicare, Inc.	77,463,567	150,179,084
1,352,150	Sybron Dental Specialties, Inc. *	27,042,164	56,222,397
		277,827,999	399,096,188

ARIELMUTUALFUNDS.COM

September 30, 2005

Number of Shares	COMMON STOCKS—94.73 (cont’d)	Cost	Market Value

	Materials & Processing—4.66%
2,923,310	Brady Corp., Class A	$46,030,172	$90,447,211
2,531,350	Energizer Holdings, Inc. *	90,128,405	143,527,545
		136,158,577	233,974,756
	Producer Durables—9.61%
9,160,600	Andrew Corp. * ††	93,772,056	102,140,690
3,463,000	Herman Miller, Inc.	73,927,701	104,928,900
3,458,450	IDEX Corp. ††	77,674,783	147,157,047
919,850	Littelfuse, Inc. *	25,606,718	25,875,380
7,043,775	Steelcase Inc., Class A	92,857,958	101,852,987
		363,839,216	481,955,004
	Technology—4.18%
2,510,450	Anixter International Inc. * ††	61,992,329	101,246,449
14,261,275	BearingPoint, Inc. * ††	112,697,964	108,243,077
		174,690,293	209,489,526

	Total Common Stocks	3,984,782,632	4,753,204,270

Principal Amount	REPURCHASE AGREEMENT—6.82%	Cost	Market Value

$342,189,489	State Street Bank and Trust Co., 3.00%, dated 9/30/2005, due 10/3/2005, repurchase price $342,275,037, (collateralized by U.S. Treasury Bonds, 4.375%-7.25%, due 8/15/2012-8/15/2023)	342,189,489	342,189,489
	Total Investments–101.55%	$4,326,972,121	5,095,393,759
	Liabilities less Other Assets–(1.55)%		(77,542,640)
	NET ASSETS–100.00%		$5,017,851,119

*                 Non-income producing.

††            Affiliated company (See Note Five).

A category may contain multiple industries as defined by the Standard Industrial Classification system.

The accompanying notes are an integral part of the financial statements.

SEPTEMBER 30, 2005 ANNUAL REPORT

Ariel Appreciation Fund	CAAPX

Management Discussion

Q:          How did Ariel Appreciation Fund perform against its benchmark?

A:           For the quarter ended September 30, 2005, Ariel Appreciation Fund posted a +1.49% gain. By comparison, its benchmark, the Russell Midcap Value Index, rose +5.35%. For the year ended September 30, 2005, the Fund returned +11.26%, falling behind the Russell Midcap Value Index which gained +26.13% over this same timeframe.

Q:          What drove Ariel Appreciation Fund’s performance?

A:           As we have described in previous quarterly communications, commodity stocks and energy-related holdings have led the market over the past two years. We consciously avoid these types of securities because we believe they are volatile and unpredictable. As such, our lack of energy exposure negatively impacted performance both over the quarter and for the year ended September 30, 2005.

Over the past twelve months, the Fund benefited from gains in the Health Care and Financial Services sectors. Omnicare’s (NYSE: OCR) earnings increased due to positive reaction to its acquisition of NeighborCare and the expected operating efficiencies of the combined entity. Additionally, the Fund profited from the sale of SunGard Data Systems when the company was purchased by a consortium of private equity funds. Weak performance of our media holdings offset some of the Fund’s gains. Specifically, the results of Tribune (NYSE: TRB) and McClatchy (NYSE: MNI) were dampened by a decline in advertising revenues.

The Health Care and Financial Services sectors also contributed to the Fund’s performance for the quarter ended September 30, 2005. Specifically, performance was boosted by Omnicare’s positive quarterly earnings and St. Paul Travelers Companies’ (NYSE: STA) better-than-expected revenue growth, robust underwriting results and reserve releases in personal lines. Conversely, our Consumer Discretionary and Services holdings struggled. Harte-Hanks (NYSE: HHS) traded down due to investor fears of slowing growth, despite consistent quarterly earnings growth. Furthermore, H&R Block (NYSE: HRB) fell significantly because of weaker-than-expected earnings driven largely by the expansion of its tax offices. We still believe in the business fundamentals of these companies and continue to hold them in our portfolio.

Q:          What stocks did Ariel Appreciation Fund buy or sell during the quarter?

A:           During the quarter, we purchased one new holding: Career Education (NASDAQ: CECO), a for-profit higher education provider. Conversely, we exited MBNA (NYSE: KRB) on the news of its sale to Bank of America (NYSE: BAC).

Q:          What is Ariel Appreciation Fund’s longer-term track record?

A:           Reflecting the longer time horizon, Ariel Appreciation Fund’s ten-year average annual total return of +14.53% has surpassed that of the Russell Midcap Value Index, which has returned +14.01% over the same period.

We believe our long-term performance is driven by our disciplined investment approach; stock selection across industries where Ariel has experience; and our commitment to investing in companies which we believe are selling at excellent values. We continue to adhere to this philosophy in the management of the Fund.

800-292-7435

Ariel Appreciation Fund Performance Summary	Inception: December 1, 1989

About the Fund

Ariel Appreciation Fund pursues long-term capital appreciation by investing in undervalued firms with growth potential. Like Ariel Fund, this Fund seeks out issuers that provide quality products or services. To capture anticipated growth, the Fund will hold investments for a relatively long period—usually three to five years. The Fund primarily invests in companies with market capitalizations between $2.5 billion and $15 billion at the time of initial purchase.

Composition of Equity Holdings

	Ariel Appreciation Fund †	Russell Midcap Value Index	S&P 500 Index
Consumer Discretionary & Services	44.1%	11.2%	12.2%
Financial Services	34.4%	32.6%	21.1%
Health Care	11.8%	3.4%	12.9%
Producer Durables	3.9%	4.5%	4.3%
Other	3.5%	1.8%	5.0%
Consumer Staples	2.3%	6.6%	7.5%
Utilities	0.0%	16.0%	7.4%
Materials & Processing	0.0%	8.3%	3.3%
Technology	0.0%	6.9%	13.8%
Other Energy	0.0%	4.8%	3.7%
Autos & Transportation	0.0%	3.3%	2.3%
Integrated Oils	0.0%	0.6%	6.5%

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition

Equity	98.3%
Cash & Other	1.7%

Average Annual Total Returns as of Sept. 30, 2005 (assumes reinvestment of dividends and capital gains)*

	3rd Quarter	YTD	1 Year	3 Year	5 Year	10 Year	Life of Fund

Ariel Appreciation Fund	+1.49%	+1.36%	+11.26%	+16.53%	+11.32%	+14.53%	+12.75%
Russell Midcap Value Index	+5.35%	+11.16%	+26.13%	+26.68%	+13.95%	+14.01%	+13.77%
Russell Midcap Index	+5.92%	+10.07%	+25.10%	+25.99%	+7.17%	+12.59%	+13.15%
S&P 500 Index	+3.60%	+2.77%	+12.25%	+16.72%	-1.49%	+9.49%	+10.68%

Past performance does not guarantee future results.

The Value of a $10,000 Investment in Ariel Appreciation Fund

Top Ten Holdings

1	Northern Trust Corp.
Personal and institutional trust company

2	Accenture Ltd
Information and technology consultant

3	Baxter International Inc.
Diversified health care manufacturer

4	Tribune Co.
Publishing and broadcasting company

5	MBIA Inc.
Insurer of municipal bonds

6	Pitney Bowes Inc.
Manufacturer of mailing equipment

7	Ambac Financial Group, Inc.
Global financial guarantor

8	Franklin Resources, Inc.
Global investment management organization

9	Johnson Controls, Inc.
Provider of automotive and control systems and facilities management services

10	Omnicom Group Inc.
Global advertising and marketing services company

*The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell Midcap Value Index measures the performance of mid-sized, value-oriented companies with lower price-to-earnings ratios. The Russell Midcap Index measures the performance of mid-sized companies. The S&P 500 is a broad market-weighted index dominated by large cap stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

SEPTEMBER 30, 2005 ANNUAL REPORT

Ariel Appreciation Fund Schedule of Investments

Number of Shares	COMMON STOCKS—98.27%	Cost	Market Value

	Consumer Discretionary & Services—43.35%
6,484,100	Accenture Ltd, Class A *	$119,476,749	$165,085,186
2,642,950	ARAMARK Corp., Class B	64,597,550	70,593,194
1,341,800	Black & Decker Corp.	66,013,107	110,148,362
2,303,475	Career Education Corp. *	87,136,003	81,911,571
924,450	Carnival Corp.	29,262,628	46,204,011
4,087,595	Cendant Corp.	54,531,415	84,367,961
1,730,477	Fisher Scientific International Inc. *	65,723,000	107,376,098
2,426,775	Harte-Hanks, Inc.	40,591,326	64,139,663
7,372,950	Interpublic Group of Cos., Inc. *	122,056,017	85,821,138
4,463,500	Mattel, Inc.	79,642,108	74,451,180
1,008,825	McClatchy Co., Class A	52,669,186	65,805,655
1,112,400	Mohawk Industries, Inc. *	85,088,947	89,270,100
1,348,200	Omnicom Group Inc.	96,102,856	112,749,966
3,643,695	ServiceMaster Co.	46,325,984	49,335,630
4,058,700	Tribune Co.	172,329,500	137,549,343
2,244,800	YUM! Brands, Inc.	57,467,482	108,670,768
		1,239,013,858	1,453,479,826
	Consumer Staples—2.27%
1,369,472	Clorox Co.	56,690,575	76,060,475

	Financial Services—33.79%
1,745,400	Ambac Financial Group, Inc.	128,356,625	125,773,524
504,200	Certegy Inc.	12,953,977	20,178,084
838,122	Dun & Bradstreet Corp. *	21,948,735	55,207,096
2,142,200	Equifax Inc.	47,613,138	74,848,468
1,472,400	Franklin Resources, Inc.	61,488,682	123,622,704
2,844,600	H&R Block, Inc.	71,209,677	68,213,508
4,956,900	Janus Capital Group Inc.	64,506,708	71,627,205
2,116,692	MBIA Inc.	94,143,156	128,313,869
3,294,700	Northern Trust Corp.	124,089,299	166,547,085
1,907,775	Popular, Inc.	49,404,315	46,206,311
2,414,400	St. Paul Travelers Cos., Inc.	83,482,571	108,334,128
1,202,450	T. Rowe Price Group, Inc.	46,003,540	78,519,985
2,176,593	TD Banknorth Inc.	66,398,405	65,602,513
		871,598,828	1,132,994,480
	Health Care—11.63%
3,461,250	Baxter International Inc.	83,893,851	138,000,038
2,793,860	IMS Health Inc.	42,310,746	70,321,456
1,842,300	Omnicare, Inc.	53,267,440	103,592,529
3,706,800	Schering-Plough Corp.	61,979,062	78,028,140
		241,451,099	389,942,163
	Other—3.41%
1,845,100	Johnson Controls, Inc.	108,744,677	114,488,455

ARIELMUTUALFUNDS.COM

September 30, 2005

Number of Shares	COMMON STOCKS—98.27% (cont’d)	Cost	Market Value

	Producer Durables—3.82%
3,070,500	Pitney Bowes Inc.	$118,462,954	$128,162,670

	Total Common Stocks	2,635,961,991	3,295,128,069

Principal Amount	REPURCHASE AGREEMENT—2.02%	Cost	Market Value

$67,577,394	State Street Bank and Trust Co., 3.00%, dated 9/30/2005, due 10/3/2005, repurchase price $67,594,288, (collateralized by U.S. Treasury Bonds, 5.50%-6.25%, due 8/15/2023-8/15/2028)	67,577,394	67,577,394
	Total Investments–100.29%	$2,703,539,385	3,362,705,463
	Liabilities less Other Assets–(0.29%)		(9,602,068)
	NET ASSETS–100.00%		$3,353,103,395

*                 Non-income producing.

A category may contain multiple industries as defined by the Standard Industrial Classification system.

The accompanying notes are an integral part of the financial statements.

SEPTEMBER 30, 2005 ANNUAL REPORT

Statements of Assets & Liabilities	September 30, 2005

		Ariel
	Ariel	Appreciation
	Fund	Fund
Assets:
Investments in unaffiliated securities, at value (cost $2,494,190,177 and $2,635,961,991, respectively)	$2,928,143,681	$3,295,128,069
Investments in affiliated securities, at value (cost $1,490,592,455)	1,825,060,589	—
Repurchase agreements, at value (cost $342,189,489 and $67,577,394, respectively)	342,189,489	67,577,394
Receivable for fund shares sold	7,102,476	3,871,814
Dividends and interest receivable	3,660,124	2,767,986
Prepaid and other assets	65,657	21,650
Total assets	5,106,222,016	3,369,366,913
Liabilities:
Payable for securities purchased	80,083,134	6,216,438
Payable for fund shares redeemed	5,827,319	8,503,960
Accrued management fees	30,080	9,273
Accrued distribution fees	13,673	3,567
Other liabilities	2,416,691	1,530,280
Total liabilities	88,370,897	16,263,518
Net Assets	$5,017,851,119	$3,353,103,395

Net Assets Consist of:
Paid-in capital	$3,938,298,644	$2,562,869,733
Undistributed net investment income	2,570,365	2,473,806
Accumulated net realized gain on investment transactions and foreign currency translations	308,560,472	128,593,778
Net unrealized appreciation on investments	768,421,638	659,166,078
Total net assets	$5,017,851,119	$3,353,103,395

Total net assets	$5,017,851,119	$3,353,103,395
Shares outstanding (no par value)	91,985,892	69,396,846
Net asset value, offering and redemption price per share	$54.55	$48.32

The accompanying notes are an integral part of the financial statements.

800-292-7435

Statements of Operations	Year ended September 30, 2005

			Ariel
	Ariel		Appreciation
	Fund		Fund
Investment Income:
Dividends (a)	$34,001,609	(b)	$39,402,047
Interest	15,025,281		2,879,677
Total investment income	49,026,890		42,281,724

Expenses:
Management fees	25,070,648		21,732,706
Distribution fees	11,054,840		8,070,271
Shareholder service fees	5,717,098		4,254,391
Transfer agent fees and expenses	1,449,294		1,056,419
Printing and postage expenses	1,499,181		1,077,096
Federal and state registration fees	232,955		74,325
Trustees’ fees and expenses	113,920		108,651
Custody fees and expenses	150,604		103,683
Professional fees	85,053		77,659
Miscellaneous expenses	130,172		128,944
Total expenses	45,503,765		36,684,145
Net investment income	3,523,125		5,597,579
Realized and unrealized gain:
Net realized gain on investments and foreign currency translations	313,187,264		149,978,520
Change in net unrealized appreciation on investments and foreign currency translations	125,229,877		179,147,434
Net gain on investments	438,417,141		329,125,954
Net increase in net assets resulting from operations	$441,940,266		$334,723,533

(a)          Net of $41,990 and $44,264, respectively, in foreign tax withheld.

(b)         Includes $7,041,474 in dividends from affiliated issuers. See Note Five for information on affiliated issuers.

The accompanying notes are an integral part of the financial statements.

SEPTEMBER 30, 2005 ANNUAL REPORT

Statements of Changes in Net Assets	September 30, 2005

	Ariel Fund		Ariel Appreciation Fund
	Year Ended September 30		Year Ended September 30
	2005	2004	2005	2004
Operations:
Net investment income	$3,523,125	$1,583,312	$5,597,579	$355,476
Net realized gain on investments and foreign currency translations	313,187,264	129,294,082	149,978,520	102,156,647
Change in net unrealized appreciation on investments	125,229,877	402,037,941	179,147,434	211,453,634
Net increase in net assets from operations	441,940,266	532,915,335	334,723,533	313,965,757

Distributions to shareholders:
Net investment income	(1,801,459)	—	(3,123,784)	—
Capital gains	(129,551,282)	—	(79,775,993)	—
Total distributions	(131,352,741)	—	(82,899,777)	—

Share transactions:
Shares sold	2,088,994,615	1,429,592,208	844,340,777	1,046,704,391
Shares issued to holders in reinvestment of dividends	117,202,460	—	79,635,901	—
Shares redeemed	(886,279,449)	(583,029,135)	(741,814,414)	(506,435,992)
Net increase from share transactions	1,319,917,626	846,563,073	182,162,264	540,268,399

Total increase in net assets	1,630,505,151	1,379,478,408	433,986,020	854,234,156

Net Assets:
Beginning of year	3,387,345,968	2,007,867,560	2,919,117,375	2,064,883,219
End of year	$5,017,851,119	$3,387,345,968	$3,353,103,395	$2,919,117,375
Undistributed net investment income included in net assets at end of year	$2,570,365	$848,699	$2,473,806	$—

Capital share transactions:
Shares sold	39,515,925	30,123,757	18,053,589	24,158,954
Shares reinvested	2,263,523	—	1,746,904	—
Shares redeemed	(16,715,965)	(12,371,501)	(15,832,682)	(11,682,464)
Net increase in shares outstanding	25,063,483	17,752,256	3,967,811	12,476,490

The accompanying notes are an integral part of the financial statements.

ARIELMUTUALFUNDS.COM

Financial Highlights

For a share outstanding throughout each period

ARIEL FUND

	Year Ended September 30
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$50.62	$40.84	$35.18	$33.58	$35.66
Income from investment operations:
Net investment income (loss)	0.04	0.02	(0.02)	(0.05)	0.18
Net realized and unrealized gains on investments	5.70	9.76	6.20	2.29	3.74
Total from investment operations	5.74	9.78	6.18	2.24	3.92
Distributions to shareholders:
Dividends from net investment income	(0.02)	—	—	(0.11)	(0.25)
Distributions from capital gains	(1.79)	—	(0.52)	(0.53)	(5.75)
Total distributions	(1.81)	—	(0.52)	(0.64)	(6.00)
Net asset value, end of year	$54.55	$50.62	$40.84	$35.18	$33.58
Total return	11.54%	23.95%	17.82%	6.62%	12.24%
Supplemental data and ratios:
Net assets, end of year, in thousands	$5,017,851	$3,387,346	$2,007,868	$1,140,501	$409,499
Ratio of expenses to average net assets	1.03%	1.07%	1.10%	1.19%	1.19%
Ratio of net investment income (loss) to average net assets	0.08%	0.06%	(0.05)%	(0.12)%	0.59%
Portfolio turnover rate	19%	16%	4%	6%	24%

ARIEL APPRECIATION FUND

	Year Ended September 30
	2005	2004		2003	2002	2001
Net asset value, beginning of year	$44.62	$38.99		$31.49	$32.40	$33.68
Income from investment operations:
Net investment income (loss)	0.09	0.01		(0.02)	(0.02)	0.10
Net realized and unrealized gains (losses) on investments	4.86	5.62		7.64	(0.12)	2.69
Total from investment operations	4.95	5.63		7.62	(0.14)	2.79
Distributions to shareholders:
Dividends from net investment income	(0.05)	—		—	(0.06)	(0.12)
Distributions from capital gains	(1.20)	—		(0.12)	(0.71)	(3.95)
Total distributions	(1.25)	—		(0.12)	(0.77)	(4.07)
Net asset value, end of year	$48.32	$44.62		$38.99	$31.49	$32.40
Total return	11.26%	14.44%		24.29%	(0.73)%	8.83%
Supplemental data and ratios:
Net assets, end of year, in thousands	$3,353,103	$2,919,117		$2,064,883	$1,274,543	$564,288
Ratio of expenses to average net assets, including reimbursements	1.14%	1.15	%(a)	1.20%	1.26%	1.26%
Ratio of net investment income (loss) to average net assets	0.17%	0.01%		(0.06)%	(0.06)%	0.35%
Portfolio turnover rate	25%	19%		32%	13%	28%

(a)          Ratio of expenses to average net assets, excluding reimbursements, was 1.16% in 2004.

The accompanying notes are an integral part of the financial statements.

SEPTEMBER 30, 2005 ANNUAL REPORT

Notes to the Financial Statements

Note One | Organization

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. Ariel Fund and Ariel Appreciation Fund (the “Funds”) are diversified portfolios of the Trust.

On March 1, 2005, the Trust’s Board of Trustees adopted a Plan of Reorganization and Termination for Ariel Premier Bond Fund, and the Plan was approved by shareholders on June 10, 2005. Ariel Premier Bond Fund was terminated and merged into Lehman Brothers Core Bond Fund on June 10, 2005, on which date the total net assets of Ariel Premier Bond Fund were $78,990,303.

Note Two | Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

Investment Valuation – Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a closing price is not reported, equity securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask price.

Debt obligations having a maturity of 60 days or less are valued at amortized cost which approximates market value. Debt securities with maturities over 60 days are valued at the yield equivalent as obtained from a pricing service or one or more market makers for such securities. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Foreign Transactions – The books and records of the Funds are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Funds’ records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates. The resulting exchange gains and losses are included in net realized gain (loss) on investments and foreign currency related transactions in the Statements of Operations. The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

Repurchase Agreements – The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities as collateral with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

Federal Taxes – It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no provision for federal income or excise taxes has been made.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis.

800-292-7435

September 30, 2005

Expenses – The Funds contract and are charged for those expenses that are directly attributable to each Fund. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds. Various third party firms provide shareholder recordkeeping, communications and other services to beneficial owners of shares of the Funds. The fees incurred under these arrangements are reported as “Shareholder service fees” in the Statements of Operations.

Distributions to Shareholders – Dividends from net investment income and net realized capital gains, if any, are declared and paid at least annually.

Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized capital gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made at the end of the fiscal year for such differences that are permanent in nature. Reclassifications recorded in the net asset accounts at September 30, 2005 were as follows:

	Ariel	Ariel Appreciation
	Fund	Fund
Paid-in-capital	$—	$—
Undistributed net investment income	—	11
Accumulated net realized gain	—	(11)

Note Three | Investment Transactions, Distributions and Federal Income Tax Matters

Purchases and proceeds from sales of securities, excluding short-term investments and U.S. government securities, for the year ended September 30, 2005 were as follows:

	Ariel Fund	Ariel Appreciation Fund
Purchases	$2,156,880,878	$945,420,388
Sales	$687,320,803	$780,255,724

The cost and unrealized appreciation and depreciation of securities on a federal income tax basis at September 30, 2005 were as follows:

	Ariel Fund	Ariel Appreciation Fund
Cost	$4,329,716,064	$2,705,910,870

Unrealized appreciation	$830,843,513	$747,798,155
Unrealized depreciation	(65,165,818)	(91,003,562)
Net unrealized appreciation	$765,677,695	$656,794,593

The tax character of distributions paid during the years ended September 30 was as follows:

	Ariel Fund		Ariel Appreciation Fund
	2005	2004	2005	2004
Distributions from:
Ordinary income	$16,840,598	—	$13,252,484	—
Long-term capital gains	114,512,143	—	69,647,293	—
Total distributions	$131,352,741	—	$82,899,777	—

The components of accumulated earnings at September 30, 2005 on a federal income tax basis were as follows:

	Ariel Fund	Ariel Appreciation Fund
Undistributed ordinary income	$45,270,769	$29,075,350
Undistributed long-term capital gains	268,604,011	104,363,719
Tax accumulated earnings	313,874,780	133,439,069
Accumulated capital and other losses	—	—
Unrealized appreciation on investments	765,677,695	656,794,593
Total accumulated earnings	$1,079,552,475	$790,233,662

SEPTEMBER 30, 2005 ANNUAL REPORT

September 30, 2005

Note Four | Investment Advisory and Other Transactions with Related Parties

Ariel Capital Management, LLC (the “Adviser”) provides investment advisory and administrative services to each Fund of the Trust under an agreement (the “Management Agreement”). Pursuant to the Management Agreement, the Adviser is paid a monthly fee on average daily net assets at the annual rates shown below:

Management fees	Ariel Fund	Ariel Appreciation Fund
Average Daily Net Assets:
First $500 million	0.65%	0.75%
Next $500 million	0.60%	0.70%
Over $1 billion	0.55%	0.65%

The Adviser has contractually agreed to reimburse the Funds to the extent operating expenses (exclusive of brokerage, interest, taxes, distribution plan expenses and extraordinary items) exceed the following rates on average daily net assets: 1.50% of the first $30 million and 1.00% of net assets in excess of $30 million for each fund.

Ariel Distributors, Inc. is the Funds’ distributor and principal underwriter (“the Distributor”). The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act applicable to the Ariel Fund and Ariel Appreciation Fund. Under the plan, 12b-1 distribution fees up to an annual rate of 0.25% of average daily net assets are paid weekly to the Distributor for its services. Distribution fee expense totaled $11,054,840 for Ariel Fund and $8,070,271 for Ariel Appreciation Fund during the year ended September 30, 2005. These amounts were paid to the Distributor, which reallowed $8,143,362 for Ariel Fund and $6,330,933 for Ariel Appreciation Fund to broker-dealers who distribute fund shares. The remaining amount was retained by the Distributor for its services, advertising, and other distribution expenses.

Trustees’ fees and expenses represent only those expenses of disinterested (independent) trustees of the Funds.

Note Five | Transactions with Affiliated Companies

If a fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. The Ariel Fund had the following transactions during the year ended September 30, 2005 with affiliated companies:

	Share Activity				Year Ended September 30, 2005
	Balance			Balance	Value at	Dividends Credited
Security Name	Sept. 30, 2004	Purchases	Sales	Sept. 30, 2005	Sept. 30, 2005	to Income
Andrew Corp.*	5,756,900	3,403,700	—	9,160,600	$102,140,690	$—
Anixter International Inc.	2,510,450	—	—	2,510,450	101,246,449	—
Assured Guaranty Ltd.*	—	5,359,850	—	5,359,850	128,261,210	212,907
BearingPoint, Inc.	—	14,261,275	—	14,261,275	108,243,077	—
Bob Evans Farms, Inc.	2,208,808	1,327,400	—	3,536,208	80,307,284	1,356,184
HCC Insurance Holdings, Inc.* ^	2,394,550	3,763,550	—	6,158,100	175,690,593	1,295,611
Hewitt Associates, Inc.*	—	6,902,650	—	6,902,650	188,304,292	—
Horace Mann Educators Corp.	3,386,175	532,800	—	3,918,975	77,517,326	1,582,770
IDEX Corp.	3,458,450	—	—	3,458,450	147,157,047	1,660,056
Invacare Corp.	2,375,975	233,500	—	2,609,475	108,736,823	122,743
Investors Financial Services Corp.*	—	3,891,800	—	3,891,800	128,040,220	17,114
Jones Lang LaSalle Inc.	2,445,400	563,500	—	3,008,900	138,589,934	752,225
Journal Register Co.*	1,773,100	320,100	—	2,093,200	33,867,976	41,864
Markel Corp.*	413,625	129,500	—	543,125	179,502,813	—
Valassis Communications, Inc.	3,220,350	49,400	—	3,269,750	127,454,855	—
					$1,825,060,589	$7,041,474

*                 Became an affiliated company during the year ended September 30, 2005.

^                  Purchases include 1,696,300 shares received due to stock split during the year.

For the year ended September 30, 2005, there were no sales of shares of affiliated holdings. Hewitt Associates provides record-keeping services for employer-sponsored plans invested in the Funds and receives shareholder service fees from the Funds accordingly. Horace Mann and its affiliates distribute Fund shares on terms comparable to other distributors and receive shareholder service fees from the Ariel Fund and 12b-1 fees from the Distributor.

ARIELMUTUALFUNDS.COM

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of the Ariel Investment Trust:

We have audited the accompanying statements of assets and liabilities of the Ariel Fund and Ariel Appreciation Fund (the “Funds” within the Ariel Investment Trust), including the schedules of investments, as of September 30, 2005, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended September 30, 2003 were audited by other auditors whose report dated October 17, 2003 expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2005 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2005 and the results of their operations for the year then ended and the changes in their net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
November 11, 2005

SEPTEMBER 30, 2005 ANNUAL REPORT

Fund Expense Example	(Unaudited)

Example

As a shareholder of the Ariel Mutual Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees; and other Fund expenses. The Ariel Mutual Funds currently do not charge any transaction costs, such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; or exchange fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Ariel Mutual Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that IRA and Coverdell ESA account holders are charged an annual $15 recordkeeping fee or a one-time, lifetime $60 fee. If these fees were included, in either the Actual Expense or Hypothetical Example below, your costs would be higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 1, 2005 to September 30, 2005.

Actual Expenses

The first line of the table below for each Fund provides information about actual account values and actual expenses for that particular Fund. You may use the information in each of these lines, together with the amount you invested, to estimate the expenses that you paid over the period in each Fund. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled, Expenses Paid During Period, to estimate the expenses you paid on your account during this period in each Fund.

Hypothetical Example for Comparison Purposes

The second line of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Ariel Mutual Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Ariel Mutual Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in each of the Ariel Mutual Funds. Therefore, the second line of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
Fund and Return	April 1, 2005	September 30, 2005	Period*	Ratio*

Ariel Fund
Actual	$1,000.00	$1,029.20	$5.19	1.02%
Hypothetical (5% before expenses)	$1,000.00	$1,019.95	$5.17	1.02%

Ariel Appreciation Fund
Actual	$1,000.00	$1,041.60	$5.68	1.11%
Hypothetical (5% before expenses)	$1,000.00	$1,019.50	$5.62	1.11%

*                 Expenses are equal to each Fund’s annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year.

800-292-7435

Important Supplemental Information	September 30, 2005 (Unaudited)

2005 Tax Information – The following information for the fiscal year ended September 30, 2005 for Ariel Fund and Ariel Appreciation Fund is provided pursuant to provisions of the Internal Revenue Code.

	Ariel	Ariel Appreciation
	Fund	Fund
Long term capital gain distributions paid during the year *	$114,512,143	$69,647,293
Dividends received deduction % for corporate shareholders	96.98%	100.00%

* designated for purposes of the dividends paid deduction.

Complete information will be reported on Forms 1099-DIV sent to shareholders in January 2006. The Funds intend to designate the maximum amount of qualified dividend income allowed.

Proxy Voting Policies, Procedures, and Record

Both a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available upon request by calling us at 800-292-7435.  Such information for the Ariel Mutual Funds is also available on the Securities and Exchange Commission’s (“SEC”) web site at www.sec.gov.

Results of Shareholder Proxy

At the March 1, 2005 Board of Trustees meeting, the Board, including the Independent Trustees, upon the recommendation of the Adviser, approved a plan of Reorganization and Termination for Ariel Premier Bond Fund. At a special meeting of shareholders of the Fund held June 10, 2005, the results of the proxy vote were as follows:

To approve an Agreement and Plan of Reorganization and Termination between Ariel Investment Trust, on behalf of Ariel Premier Bond Fund (“Ariel Bond Fund”), and Neuberger Berman Income Funds, on behalf of its newly created series, Lehman Brothers Core Bond Fund, and the transactions contemplated thereby, including (a) the transfer of all the assets of Ariel Bond Fund to, and the assumption of all the liabilities of Ariel Bond Fund by, Lehman Brothers Core Bond Fund in exchange solely for two classes of shares of Lehman Brothers Core Bond Fund; (b) the distribution of those Lehman Brothers Core Bond Fund shares pro rata to shareholders of the respective two classes of Ariel Bond Fund; and (c) the termination of Ariel Bond Fund.

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,677,112	29,701	434,463	0

Following this vote, the Termination and Reorganization took place on June 10, 2005. Lehman Brothers Asset Management LLC was the investment sub-adviser to Ariel Bond Fund.

Shareholder Statements and Reports

When we send financial reports, prospectuses and other regulatory materials to shareholders, we attempt to reduce the volume of mail you receive by sending one copy of these documents to two or more account holders who share the same address. We will send you a notice at least 60 days before sending only one copy of these documents if we have not received written consent from you previously. Should you wish to receive individual copies of materials, please contact us at 800-292-7435. Once we have received your instructions, we will begin sending individual copies for each account within 30 days.

Availability of Quarterly Portfolio Schedule

The Funds file complete schedules of investments with the SEC for the quarters ended December 31 and June 30 of each fiscal year on Form N-Q which are available on the SEC’s web site at www.sec.gov. Additionally, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For information on the Public Reference Room, call 800-SEC-0330.

All Ariel Mutual Funds quarterly reports contain a complete schedule of portfolio holdings. All quarterly reports are made available to shareholders on our web site at arielmutualfunds.com. Shareholders also may obtain copies of shareholder reports upon request by contacting us directly at 800-292-7435 or by writing to us at P.O. Box 219121, Kansas City, Missouri 64121-9121.

SEPTEMBER 30, 2005 ANNUAL REPORT

Board of Trustees

		Term of Office and Length	Principal Occupation(s)	Other Directorships Held
Name, Address and Age	Position(s) Held with Fund	of Time Served	During Past 5 Years	by Trustee

Bert N. Mitchell, CPA 200 East Randolph Dr. Suite 2900 Chicago, IL 60601 Age: 67	Independent Chairman of the Board of Trustees, Chairman of Executive Committee, Member of Management Contracts Committee	Indefinite, until successor elected Served as a Trustee since 1986 and Independent Chairman since 1995	Chairman and CEO Mitchell & Titus, LLP (certified public accounting firm) since 1974	BJ’s Wholesale Club, Inc., SEEDCO (Structured Employment Economic Development Corporation)

Mario L. Baeza, Esq. 200 East Randolph Dr. Suite 2900 Chicago, IL 60601 Age: 54	Trustee, Member of Management Contracts and Governance Committees	Indefinite, until successor elected Served as a Trustee since 1995

Chairman and CEO, The Baeza Group, LLC and Baeza & Co., LLC (Hispanic-owned investment firms) since 1995; Chairman, TCW/Latin, America Partners, LLC (private equity capital firm) since 1996 (CEO 1996-2003)

Air Products and Chemicals, Inc., Tommy Hilfiger Corp., Urban America LLC, Channel Thirteen/WNET, Hispanic Federation Inc., Americas for the United Nations Population Fund, NYC Latin Media and Entertainment Commission, Upper Manhattan Empowerment Zone

James W. Compton 200 East Randolph Dr. Suite 2900 Chicago, IL 60601 Age: 67	Trustee, Chairman of Governance Committee, Member of Audit Committee	Indefinite, until successor elected Served as a Trustee since 1997	President and CEO, Chicago Urban League (non-profit, civil rights and community-based organization) since 1978	Seaway National Bank of Chicago, The Field Museum, DePaul University, The Big Shoulders Fund

William C. Dietrich 200 East Randolph Dr. Suite 2900 Chicago, IL 60601 Age: 56	Trustee, Chairman of Audit Committee, Member of Executive Committee	Indefinite, until successor elected Served as a Trustee since 1986

Co-Executive Director, Shalem Institute for Spiritual Formation, Inc. (ecumenical educational institute), since 2001; Independent financial consultant, 2000 to 2001; Director of Finance & Administration, Streamline.com, Inc.—Washington Division and Vice President, Division Controller, Streamline Mid-Atlantic, Inc. (computerized shopping service), 1997 to 2000

Royce N. Flippin, Jr. 200 East Randolph Dr. Suite 2900 Chicago, IL 60601 Age: 71	Trustee, Member of Management Contracts and Governance Committees	Indefinite, until successor elected Served as a Trustee since 1986	President of Flippin Associates (consulting firm) since 1992	EVCI Career Colleges Holding Corp., TerraCycle, Inc., Princeton Club of New York

Note: Number of portfolios in complex overseen by all Trustees is three.

ARIELMUTUALFUNDS.COM

		Term of Office and Length	Principal Occupation(s)	Other Directorships Held
Name, Address and Age	Position(s) Held with Fund	of Time Served	During Past 5 Years	by Trustee

John G. Guffey, Jr. 200 East Randolph Dr. Suite 2900 Chicago, IL 60601 Age: 57	Trustee, Chairman of Management Contracts Committee, Member of Audit Committee	Indefinite, until successor elected Served as a Trustee since 1986	President, Aurora Press, Inc. (publisher of trade paperback books) since 2003; Treasurer and Director, Silby, Guffey and Co., Inc. (venture capital firm) 1988 to 2003	Calvert Social Investment Foundation, Calvert Group of Funds, except for Calvert Variable Series and Calvert Impact Fund

Mellody L. Hobson 200 East Randolph Dr. Suite 2900 Chicago, IL 60601 Age: 36	Trustee and President, Member of Executive Committee	Indefinite, until successor elected Served as a Trustee since 1993 and President since 2002	President, Ariel Capital Management, LLC since 2000; Senior Vice President and Director of Marketing, 1994 to 2000

DreamWorks Animation SKG, Inc., The Estée Lauder Companies Inc., Starbucks Corporation, Sundance Institute, Chicago Public Education Fund, Chicago Public Library, The Field Museum, Princeton University

Christopher G. Kennedy 200 East Randolph Dr. Suite 2900 Chicago, IL 60601 Age: 42	Trustee, Member of Audit Committee	Indefinite, until successor elected Served as a Trustee since 1995	President, Merchandise Mart Properties, Inc. (real estate management firm) since 2000; Executive Officer, Vornado Realty Trust (publicly traded real estate investment trust) since 2000	Interface Inc., Rehabilitation Institute of Chicago, Greater Chicago Food Depository, Catholic Theological Union

Merrillyn J. Kosier 200 East Randolph Dr. Suite 2900 Chicago, IL 60601 Age: 45	Trustee and Vice President	Indefinite, until successor elected Served as a Trustee since 2003	Executive Vice President and Director of Mutual Fund Marketing and Investor Services, Ariel Capital Management, LLC since 1999	Loyola University Chicago Advisory Board, Mutual Fund Education Alliance

John W. Rogers, Jr. 200 East Randolph Dr. Suite 2900 Chicago, IL 60601 Age: 47	Trustee	Indefinite, until successor elected Served as a Trustee 1986-1993 and since 2000	Founder, Chairman, Chief Executive Officer and Chief Investment Officer, Ariel Capital Management, LLC; Portfolio Manager, Ariel Fund and Ariel Appreciation Fund	Aon Corporation, Bally Total Fitness Holding Corp., Exelon Corporation, McDonald’s Corporation, Chicago Urban League, John S. and James L. Knight Foundation

Note: Number of portfolios in complex overseen by all Trustees is three.

SEPTEMBER 30, 2005 ANNUAL REPORT

Officers

		Term of Office and Length	Principal Occupation(s)	Other Directorships Held
Name, Address and Age	Position(s) Held with Fund	of Time Served	During Past 5 Years	by Officer

Tom Herman, CPA 200 East Randolph Dr. Suite 2900 Chicago, IL 60601 Age: 43	Treasurer and Chief Financial Officer	Indefinite, until successor elected Served as Treasurer and Chief Financial Officer since 2005	Senior Vice President, Finance, Ariel Capital Management, LLC, since 2005; Vice President, Controller, 2004 to 2005; Regional Financial Manager, Otis Elevator Company, 1999 to 2004

Mellody L. Hobson 200 East Randolph Dr. Suite 2900 Chicago, IL 60601 Age: 36	Trustee and President	Indefinite, until successor elected Served as a Trustee since 1993 and President since 2002	President, Ariel Capital Management, LLC since 2000; Senior Vice President and Director of Marketing, 1994 to 2000

DreamWorks Animation SKG, Inc., The Estée Lauder Companies Inc., Starbucks Corporation, Sundance Institute, Chicago Public Education Fund, Chicago Public Library, The Field Museum, Princeton University

Merrillyn J. Kosier 200 East Randolph Dr. Suite 2900 Chicago, IL 60601 Age: 45	Trustee and Vice President	Indefinite, until successor elected Served as a Trustee since 2003 and Vice President since 1999	Executive Vice President and Director of Mutual Fund Marketing and Investor Services, Ariel Capital Management, LLC since 1999	Loyola University Chicago Advisory Board, Mutual Fund Education Alliance

Erik D. Ojala 200 East Randolph Dr. Suite 2900 Chicago, IL 60601 Age: 30	Vice President and Secretary	Indefinite, until successor elected Served as Vice President since 2003; Secretary since 2004

Vice President, Assistant General Counsel, Ariel Capital Management, LLC since 2003 (Compliance Officer, Ariel Capital Management, LLC, 2003 to 2004); Attorney, D’Ancona & Pflaum LLC and Seyfarth Shaw LLP, as successor thereto, 2000 to 2003

Auxiliary Board of Directors, Midtown Educational Foundation

Sheldon R. Stein 200 East Randolph Dr. Suite 2900 Chicago, IL 60601 Age: 76	Vice President	Indefinite, until successor elected Served as Vice President since 2002

Vice President, General Counsel, Ariel Capital Management, LLC since 2001; Of Counsel, D’Ancona & Pflaum LLC and Seyfarth Shaw LLP, as successor there-to, since 2001; Member, D’Ancona & Pflaum, LLC, 1974 to 2001

Anita M. Zagrodnik 200 East Randolph Dr. Suite 2900 Chicago, IL 60601 Age: 45	Vice President, Chief Compliance Officer, Assistant Secretary and Assistant Treasurer	Indefinite, until successor elected Served as Vice President, Assistant Secretary and Assistant Treasurer since 2003; Chief Compliance Officer since 2004	Vice President, Fund Administration, Ariel Capital Management, LLC since 2003; Principal, ideassociates, LLC (financial services consulting firm), 1999 to 2003

Note: Number of portfolios in complex overseen by all Officers is three.

The Ariel Mutual Funds’ Statement of Additional Information (SAI) includes additional information about the Funds’ Trustees and Officers. The SAI is available without charge by calling 800-292-7435 or logging on to our web site at arielmutualfunds.com.

800-292-7435

Slow and Steady Wins the Race

Ariel Investment Trust
P.O. Box 219121
Kansas City, Missouri 64121-9121
800-292-7435
arielmutualfunds.com	TPI 11/05

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant’s principal executive officer and principal financial officer, or persons performing similar functions.  A copy of the code of ethics is available on our web site at www.arielmutualfunds.com and without charge, upon request by calling toll-free 1-800-292-7435.

During the period covered by this report, the code of ethics was amended to include a new series of the registrant and update the principal financial officer for the registrant.

During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) William C. Dietrich, (2) Christopher G. Kennedy and (3) John G. Guffey, Jr.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees.  The aggregate Audit Fees of KPMG LLP (“KPMG”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended September 30, 2005 and September 30, 2004, respectively, were $53,000 and $60,000.

(b) Audit-Related Fees.  The aggregate Audit-Related Fees of KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as Audit Fees for the fiscal years ended September 30, 2005 and September 30, 2004, respectively, were $0 and $0.

(c) Tax Fees.  The aggregate Tax Fees of KPMG for professional services rendered for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended September 30, 2005 and September 30, 2004, respectively, were $12,000 and $12,000.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.

(d) All Other Fees.  The aggregate Other Fees of KPMG for all other non-audit services rendered to the registrant for the fiscal years ended September 30, 2005 and September 30, 2004, respectively, were $0 and $0.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

The registrant’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the registrant.  Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The registrant’s Audit Committee has adopted a policy whereby audit and non-audit services performed by the registrant’s independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings.  If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) KPMG did not provide any services to the investment adviser or any affiliate for the fiscal years ended September 30, 2005 and September 30, 2004.  The registrant has not paid any fees for non-audit services not previously disclosed in Items 4 (b)-(d).

(h) The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  No such services were rendered.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared.  The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s second fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1) Code of Ethics – Not applicable.  Item 2 requirements satisfied through alternative means.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(a)(3) Written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).  A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ariel Investment Trust

By:	/s/ Mellody L. Hobson
Name: Mellody L. Hobson
Title: President and Principal Executive Officer
Date:	November 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mellody L. Hobson
Name: Mellody L. Hobson
Title: President and Principal Executive Officer
Date:	November 18, 2005

By:	/s/ Thomas Herman
Name: Thomas Herman
Title: Vice President and Principal Financial Officer
Date:	November 18, 2005